UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note

Effective on March 19, 2023 (the “Effective Date”), Ideanomics, Inc. (the “Company”) issued a promissory note (the “Note”) to Tillou Management and Consulting LLC, a New Jersey limited liability company (the “Noteholder” or “Tillou”), an entity controlled by Vince McMahon, the father of our Executive Chairman Shane McMahon, in the principal amount of $2,000,000 (the “Loan”). The Company agreed to pay the aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under the Note on demand any time after April 20, 2023. The principal amount outstanding under the Note bears interest at a rate of 20% per annum (the “Interest Rate”). If any amount payable under the Note is not paid when due, such overdue amount shall bear interest at the Interest Rate plus 2%. The Company may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. The principal amount of the Note shall become due and payable in the event of a default pursuant to the Note.

Pledge Agreement

Pursuant to a Pledge Agreement between the Company and Tillou, dated as of the Effective Date, as collateral for the Company’s obligations under the Note, the Company granted to the Noteholder a security interest in a purchase obligation of YA II PN, Ltd., under the Amended and Restated Standby Equity Purchase Agreement between the Company and YA II PN, Ltd..

Item 1.01 of this Current Report on Form 8-K contains only brief descriptions of the material terms of the Note and Pledge Agreement, which do not purport to be complete and are subject to, and qualified in their entirety, by reference to the Note and Pledge Agreement attached hereto as Exhibits 10.1, and 10.2, respectively, which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information pertaining to the Note discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Promissory Note between Ideanomics, Inc. and Tillou Management and Consulting LLC, dated March 19, 2023.
10.2	Pledge Agreement between Ideanomics, Inc. and Tillou Management and Consulting LLC, dated March 19, 2023.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: March 23, 2023	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer